UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

26 Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39900	85-2695910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OfficeEdge Miami

701 Brickell Avenue, Suite 1550

Miami, Florida 33131

(Address of principal executive office and zip code)

(305) 709-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ADERU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	ADER	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	ADERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

26 Capital Acquisition Corp. (the “Company”, “we”, “our” or “us”) is filing this Amendment No. 1 to the Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2023, to describe the accounting error the Company, in consultation with its advisors, identified in the previously issued financial statements as of and for the quarterly period ended March 31, 2023 and the effect of the accounting error on the Company’s financial statements.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements.

The management of the Company, in consultation with its advisors, identified an accounting error in the previously issued financial statements as of and for the quarterly period ended March 31, 2023. On August 10, 2023, the Company’s audit committee concluded, after discussion with the Company’s management and its advisors, that the Company’s unaudited financial statements as of and for the quarterly period ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023 should no longer be relied upon due to the error described below and should be restated.

In connection with the preparation of the Company’s condensed consolidated financial statements as of and for the period ended June 30, 2023, management identified a presentation error made in its March 31, 2023 condensed consolidated financial statements. The Company determined that the value of the Company’s convertible promissory notes issued during the three months ended March 31, 2023 (the “Convertible Notes”) were incorrectly adjusted to fair value instead of being booked at par. The Company determined that, as a result, there should be a reversal of the change in value of the Convertible Notes as previously disclosed. The Company determined that the proper treatment is to analyze the Convertible Notes under ASC 815 and results in no bifurcation of a derivative. Management evaluated the conversion option contained within the Convertible Notes and determined their value to be de minimis. As a result, the Company recorded the value of the Convertible Notes at par.

In accordance with the SEC Staff Accounting Bulletin No. 99, “Materiality”, and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Qualifying Misstatements in Current Year Financial Statements”, the Company evaluated the changes and determined that the related impact was material to previously presented financial statements.

The below tables represent the impacts and adjustments to the financial statements:

	As previously Reported	Adjustments	As Restated
Unaudited Condensed Balance sheet as of March 31, 2023
Convertible promissory notes – shares – related party	$2,440,294	$2,559,706	$5,000,000
Additional Paid in Capital	$1,219,483	$(1,219,483)	$-
Accumulated Deficit	$(21,384,941)	$(1,340,223)	$(22,725,164)
Total Liabilities	$21,763,383	$2,559,706	$24,323,089
Total Stockholders’ Deficit	$(20,164,770)	$(2,559,706)	$(22,724,476)

	As previously Reported	Adjustments	As Restated
Unaudited Condensed Statement of Operations for the Three Months Ended March 31, 2023
Unrealized (loss) gain on change in fair value of Convertible Note	$1,102,585	$(425,489)	$677,096
Total other income (expense)	$6,846,150	$(425,489)	$6,420,661
Income before provision for income taxes	$(526,235)	$(425,489)	$(951,724)
Net loss	$(692,924)	$(425,489)	$(1,118,413)

	As previously Reported	Adjustments	As Restated
Unaudited Condensed Statements of Changes in Stockholders’ Deficit for the Three Months Ended March 31, 2023
Proceeds received in excess of initial fair value of Convertible Promissory Note	$2,134,217	$(2,134,217)	$-
Net loss	$(692,924)	$(425,489)	$(1,118,413)
Accretion for Class A common stock to redemption amount- Additional Paid in Capital	$(914,734)	$914,734	$-
Accumulated Deficit	$(21,384,941)	$(1,340,223)	$(22,725,164)
Total Stockholders’ Deficit	$(20,164,770)	$(2,559,706)	$(22,724,476)

	As previously Reported	Adjustments	As Restated
Unaudited Condensed Statements of Cash Flows for the Three Months Ended March 31, 2023
Net loss	$(692,924)	$(425,489)	$(1,118,413)
Unrealized gain on change in fair value of convertible working capital note – related party and Convertible promissory note	$(1,102,585)	$425,489	$(677,096)

Non Cash:
Proceeds received in excess of initial fair value of Convertible Promissory Note - Shares at initial borrowing	$2,134,217	$(2,134,217)	$-

Additionally, due the recording of the change in fair value of the Convertible Promissory Notes, earnings per share was impacted. The impacts to earnings per share are shown below:

	As previously Reported	Adjustments	As Restated
Earnings per Share for the Three Months Ended March 31, 2023
Weighted average shares outstanding, Class A common stock	3,430,228	-	3,430,228
Basic and diluted net loss per share, Class A common stock	$(0.07)	$(0.04)	$(0.11)
Weighted average shares outstanding, Class B common stock	6,875,000	-	6,875,000
Basic and diluted net loss per share, Class B common stock	$(0.07)	$(0.04)	$(0.11)

The Company’s management has concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of March 31, 2023.

The Company’s management and audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

26 Capital Acquisition Corp.
(Registrant)

September 14, 2023	By:	/s/ Jason Ader
	Name:	Jason Ader
	Title:	Chief Executive Officer